Exhibit 4.2

Date and Time: March 28, 2007 03:46 PM Pacific Time

Ministry of Finance	Mailing Address:	Location:
Corporate and Personal	PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Property Registries	Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca		250 356-8626

Notice of Alteration

FORM 11

BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	May 15, 2006 03:33 PM Pacific Time

Alteration Date and Time:	Notice of Articles Altered on May 15, 2006 03:33 PM Pacific Time

NOTICE OF ALTERATION

Incorporation Number:	Name of Company:

BC0187665	PAN AMERICAN SILVER CORP.

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

PRE-EXISTING COMPANY PROVISIONS

The company has resolved that the Pre-existing Company Provisions no longer apply to this company.

ADD A RESOLUTION DATE:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

New Resolution Date:

May 3, 2006

AUTHORIZED SHARE STRUCTURE

1. 200,000,000	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

1

Date and Time: March 28, 2007 03:46 PM Pacific Time

Ministry of Finance	Mailing Address:	Location:
Corporate and Personal	PO BOX 9431 Stn Prov Govt.	2nd Floor - 940 Blanshard St.
Property Registries	Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca		250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 15, 2006 03:33 PM Pacific Time

Incorporation Number:	BC0187665

Recognition Date: Incorporated on March 7, 1979

NOTICE OF ARTICLES

Name of Company:

PAN AMERICAN SILVER CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:

900 WATERFRONT CENTRE	900 WATERFRONT CENTRE
200 BURRARD STREET, P.O. BOX 48600	200 BURRARD STREET, P.O. BOX 48600
VANCOUVER BC V7X 1T2	VANCOUVER BC V7X 1T2
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:

900 WATERFRONT CENTRE	900 WATERFRONT CENTRE
200 BURRARD STREET, P.O. BOX 48600	200 BURRARD STREET, P.O. BOX 48600
VANCOUVER BC V7X 1T2	VANCOUVER BC V7X 1T2
CANADA	CANADA

2

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

BURNS, GEOFFREY A.

Mailing Address:	Delivery Address:

832 STRATHAVEN DRIVE	832 STRATHAVEN DRIVE
NORTH VANCOUVER BC V7H2J9	NORTH VANCOUVER BC V7H2J9

Last Name, First Name, Middle Name:

FLECKENSTEIN, WILLIAM A.

Mailing Address:	Delivery Address:

3833 234TH AVENUE SE	3833 234TH AVENUE SE
ISSAQUAH WA 98029 USA	ISSAQUAH WA 98029 USA

Last Name, First Name, Middle Name:

LARSON, MICHAEL

Mailing Address:	Delivery Address:

21730 NE 140TH PL	21730 NE 140TH PL
WOODINVILLE WASHINGTON	WOODINVILLE WASHINGTON
USA 98072	USA 98072

Last Name, First Name, Middle Name:

MALONEY, MICHAEL JOHN

Mailing Address:	Delivery Address:

3 MOSS RD	3 MOSS RD
THE HIGHLANDS	THE HIGHLANDS
SEATTLE WASHINGTON 98177	SEATTLE WASHINGTON 98177

Last Name, First Name, Middle Name:

SWEENEY, PAUL

Mailing Address:	Delivery Address:

14476 30A AVE	14476 30A AVE
SURREY BC V4P1P8	SURREY BC V4P1P8

Last Name, First Name, Middle Name:

WILLSON, JOHN M.

Mailing Address:	Delivery Address:

4722 DRUMMOND DR	4722 DRUMMOND DR
VANCOUVER BC V6T1B4	VANCOUVER BC V6T1B4

Last Name, First Name, Middle Name:

WRIGHT, JOHN

Mailing Address:	Delivery Address:

2130 BLENHEIM STREET	2130 BLENHEIM STREET
VANCOUVER, BC V6K4J2	VANCOUVER, BC V6K4J2

3

Last Name, First Name, Middle Name:

BEATY, ROSS J. (formerly BEATY, ROSS J.)

Mailing Address:	Delivery Address:

2588 WEST 34TH AVENUE	2588 WEST 34TH AVENUE
VANCOUVER BC V6N 2J2	VANCOUVER BC V6N 2J2
CANADA	CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

May 3, 2006

AUTHORIZED SHARE STRUCTURE

1. 200,000,000	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

4

BUSINESS CORPORATIONS ACT

ARTICLES

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PAN AMERICAN SILVER CORP.

TABLE OF CONTENTS

PART 1	INTERPRETATION	1

1.1	Definitions	1
1.2	Business Corporations Act and Interpretation Act Definitions Applicable	1
1.3	Consistency	1
1.4	Agreement with Business Corporations Act	1

PART 2	ALTERATIONS	2

2.1	Directors’ Resolution	2
2.2	Ordinary Resolution	3
2.3	Special Resolution	3
2.4	Special Majority	4
2.5	Special Separate Majority	4
2.6	Consent Resolution	4
2.7	Ordinary Resolution Sufficient	4

PART 3	SHARE CERTIFICATES	4

3.1	Form of Certificate	4
3.2	Mailing of Certificates	4
3.3	Signature on Certificate	5
3.4	Replacement of Lost or Destroyed Certificate	5
3.5	Consolidation of Certificates	5
3.6	Fee for Certificates	5
3.7	Non-Recognition of Trusts	5
3.8	Central Securities Register	5
3.9	Branch Registers	5

PART 4	ISSUE, TRANSFER AND TRANSMISSION OF SHARES	6

4.1	Directors Authorized to Issue Shares	6
4.2	Transferability and Instrument of Transfer	6
4.3	Submission of Instruments of Transfer	6
4.4	Authority in Instrument of Transfer	6
4.5	Enquiry as to Title Not Required	6
4.6	Transfer Fee	6
4.7	Commission or Discount	6
4.8	Personal Representative Recognized	6
4.9	Jointly Held Shares	7

i

PART 5	PURCHASE OF SHARES	7

5.1	Company Authorized to Purchase its Shares	7
5.2	Redemption of Part of a Class of Shares	7

PART 6	BORROWING POWERS	7

6.1	Powers of Directors	7
6.2	Negotiability of Debt Obligations	7
6.3	Special Rights on Debt Obligations	7
6.4	Execution of Debt Obligations	8

PART 7	GENERAL MEETINGS	8

7.1	Location of General Meetings	8
7.2	Notice of General Meetings	8
7.3	Extraordinary General Meetings	8
7.4	Convening Extraordinary General Meetings	8
7.5	Waiver of Notice	8
7.6	Record Date for Notice	8
7.7	Failure to Give Notice	8
7.8	Postponement	8
7.9	Notice of Special Business at General Meeting	9

PART 8	PROCEEDINGS AT GENERAL MEETINGS	9

8.1	Special Business	9
8.2	Quorum	9
8.3	Requirement of Quorum	9
8.4	Lack of Quorum	9
8.5	Chair	10
8.6	Solicitor May Act as Chair	10
8.7	Adjournments	10
8.8	Voting	10
8.9	Resolution Need Not Be Seconded	10
8.10	Casting Vote	10
8.11	Manner of Taking Ballot	11
8.12	Splitting Votes	11
8.13	Demand for Ballot Not to Prevent Continuance of Meeting	11
8.14	Retention of Ballots and Proxies	11
8.15	Polls	11

PART 9	VOTES OF SHAREHOLDERS	11

9.1	Number of Votes Per Share or Shareholder	11
9.2	Votes of Persons in Representative Capacity	11
9.3	Votes by Joint Holders	11
9.4	Representative of a corporate shareholder	12
9.5	Shareholder of Unsound Mind	12
9.6	Proxy of Shareholder of Unsound Mind	12
9.7	Appointment of Proxy Holders	12
9.8	Execution of Proxy Instrument	12

9.9	Qualification of Proxy Holder	13
9.10	Deposit of Proxy	13
9.11	Validity of proxy vote	13
9.12	Form of Proxy	13
9.13	Revocation of Proxy	14
9.14	Revocation of Proxy Will Be Signed	14
9.15	Spoiled Form of Proxy	14

PART 10	DIRECTORS	14

10.1	General Authority	14
10.2	Number of Directors	14
10.3	Directors’ Acts Valid Despite Vacancy	14
10.4	Qualification of Directors	15
10.5	Remuneration and Expenses of Directors	15
10.6	Right to Office and Contract with Company	15
10.7	Director Acting in Professional Capacity	15
10.8	Alternate Directors	15
10.9	Appointment of Attorney	15
10.10	Interested Directors	16
10.11	Interested Director may be Director of Other Corporation	16

PART 11	ELECTION, APPOINTMENT AND REMOVAL OF DIRECTORS	16

11.1	Election and Appointment	16
11.2	Elections and Appointments at Annual General Meetings	16
11.3	Filling a Casual Vacancy	16
11.4	Power to Appoint Additional Directors	16
11.5	Removal of Directors	16

PART 12	PROCEEDINGS OF DIRECTORS	16

12.1	Meetings and Quorum	16
12.2	Chair	17
12.3	Call and Notice of Meetings	17
12.4	Validity of Meeting Despite Failure to Give Notice	17
12.5	Meeting Participation	17
12.6	Competence of Quorum	17
12.7	Committees	17
12.8	Validity of Meeting if Directorship Deficient	17
12.9	Majority Rule	17
12.10	Resolutions in Writing	18

PART 13	OFFICERS	18

13.1	Appointment of Officers	18

PART 14	DIVIDENDS	18

14.1	Declaration of Dividends	18
14.2	Dividend Bears No Interest	18
14.3	Payment in Specie	18

14.4	Fractional Interests	18
14.5	Payment of Dividends	18
14.6	Receipt by Joint Shareholders	18

PART 15	ACCOUNTING RECORDS AND AUDITORS	19

15.1	Accounts to be Kept	19
15.2	Location of Accounts	19
15.3	Inspection by Shareholder	19
15.4	Remuneration of Auditors	19

PART 16	SENDING OF RECORDS	19

16.1	Manner of Sending Records	19
16.2	Sending to Joint Holders	19
16.3	Notice to Trustees	19
16.4	Date Record Deemed Received	20

PART 17	NOTICES	20

17.1	Minimum Number of Days	20
17.2	Persons to Receive Notice	20
17.3	Manner of Sending Notice	20

PART 18	EXECUTION OF DOCUMENTS	21

18.1	Seal Optional	21
18.2	Official Seal	21
18.3	Affixing of Seal to Documents	21

PART 19	INDEMNIFICATION	21

19.1	Definitions	21
19.2	Mandatory Indemnification of Eligible Parties	22
19.3	Non-Compliance with Business Corporations Act	22
19.4	Advance Expenses	22
19.5	Indemnity Restricted	22
19.6	Company May Purchase Insurance	22

PART 20	AUTHORIZED SHARE STRUCTURE	22

20.1	Described in Notice of Articles	22

PART 21	RESTRICTIONS ON BUSINESS OR POWERS	22

21.1	No Restrictions	22

BUSINESS CORPORATIONS ACT

ARTICLES

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PAN AMERICAN SILVER CORP.

Incorporation number: 187665

PART 1 – INTERPRETATION

1.1                          Definitions.  In these Articles, unless the context otherwise requires:

(a)           “Board of Directors” or “Board” or “the directors” means the directors or the sole director of the Company for the time being;

(b)           “Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments to that Act and includes all regulations and amendments made pursuant to that Act;

(c)           “Company” means the company named at the head of these articles;

(d)           “prescribed address” of a director means the address as recorded in the register of directors to be kept pursuant to the Business Corporations Act;

(e)           “registered address” of a shareholder means the last known address of that shareholder as recorded in the central securities register to be kept pursuant to the Business Corporations Act;

(f)            “registered owner”, when used with respect to a share of the Company, means the person registered in the central securities register as the shareholder in respect of such share.

1.2                          Business Corporations Act and Interpretation Act Definitions Applicable.  The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act (British Columbia), with the necessary changes and so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment.  If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act prevails in relation to the use of the term in these Articles.  If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act prevails.

1.3                          Consistency.  Words in these articles importing the singular include the plural, and vice versa, and words importing a male person include a female person and a corporation.

1.4                          Agreement with Business Corporations Act.  Any words or phrases defined in the Business Corporations Act shall, if not inconsistent with the subject or context, bear the same meaning when used in these articles.

PART 2 – ALTERATIONS

2.1                          Directors’ Resolution.  Subject to the Business Corporations Act, the Company may, by a resolution of the directors:

(a)           if the special rights and restrictions attached to shares of a class so authorize:

(i)            create one or more series of shares out of a class of shares, and before the issue of any shares of such series:

(A)          determine the maximum number or determine that there is no maximum number of shares that the Company is authorized to issue for such series of shares created;

(B)           create and attach special rights or restrictions to the shares of any such series of shares created; and

(C)           create an identifying name for the shares of any such series of shares created;

(ii)           for a series of shares of which there are no issued shares:

(A)          alter any determination of the number of shares of which the series shall consist;

(B)           alter any special rights or restrictions attached to the shares of the series of shares; or

(C)           alter the identifying name of shares of the series of shares;

(b)           redeem or repurchase shares;

(c)           accept a surrender of shares by way of gift or for cancellation;

(d)           convert fractional shares into whole shares on a subdivision or consolidation of shares or on a redemption, purchase or surrender of shares;

(e)           change its name;

(f)            adopt or change a translation of its name;

(g)           subdivide all or any of its unissued shares with par value into shares of smaller par value;

(h)           subdivide all or any of its unissued shares without par value;

(i)            consolidate all or any of its unissued shares with par value into shares of larger par value;

(j)            consolidate all or any of its unissued shares without par value;

(k)           eliminate any class or series of shares if none of the shares of that class or series of shares are allotted or issued;

(l)	change all or any of its unissued shares with par value into shares without par value;

(m)	change all or any of its unissued shares without par value into shares with par value; or

(n)	alter the identifying name of any of its classes of shares;

and make any necessary alterations to its notice of articles or these Articles or both to effect the change.

2.2                          Ordinary Resolution.  Subject to the Business Corporations Act, the Company may, by an ordinary resolution:

(a)	deal with all matters set out in Article 2.1;

(b)	establish a maximum number of shares that the Company is authorized to issue out of any class of shares for which no maximum is established;

(c)	increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class of shares;

(d)	for a class of shares of which there are no issued shares, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of the class of shares; or

(e)	for a class of shares of which there are no issued shares, vary or delete any special rights or restrictions attached to the shares of the class of shares;

and make any necessary alterations to its notice of articles or these Articles or both to effect the change.

2.3                          Special Resolution.  Subject to the Business Corporations Act, the Company may, by a special resolution:

(a)	deal with all matters as set out in Article 2.1 and Article 2.2;

(b)	alter its notice of articles;

(c)	alter these Articles;

(d)	create one or more classes of shares;

(e)	subdivide all or any of its fully paid issued shares with par value into shares of smaller par value;

(f)	subdivide all or any of its fully paid issued shares without par value;

(g)	consolidate all or any of its fully paid issued shares with par value into shares of larger par value;

(h)	consolidate all or any of its fully paid issued shares without par value;

(i)	if the Company is authorized to issue shares of a class of shares with par value;

(i) subject to the Business Corporations Act, decrease the par value of those shares, or

(ii) increase the par value of those shares if none of the shares of that class of shares are allotted or issued;

(j)	change all or any of its fully paid issued shares with par value into shares without par value;

(k)

for a class or series of shares of which there are issued shares, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of the class or series of shares;

(l)	for a class or series of shares of which there are issued shares, vary or delete any special rights or restrictions attached to the shares of the class or series of shares;

(m)	otherwise alter its authorized share structure when required or permitted to do so by the Business Corporations Act;

(n)	substantially change the business of the Company;

(o)	dispose of all or substantially all of the assets of the Company; or

(p)	enter into a merger or plan of arrangement.

2.4                          Special Majority.  The majority of votes required for the Company to pass a special resolution at a general meeting is 2/3 of the votes cast on the resolution by shareholders voting shares that carry the right to vote at general meetings.

2.5                          Special Separate Majority.  The majority of votes required to pass a special separate resolution at a class meeting is 2/3 of the votes cast on the resolution by shareholders voting shares that carry the right to vote at the class meeting.

2.6                          Consent Resolution.  A consent resolution in writing, whether by signed documents, fax, e-mail or any other method of transmitting legibly recorded messages, of shareholders or directors or a committee of directors is as valid as if it had been passed at a duly called and held meeting of the shareholders, directors or committee, as the case may be.  The consent resolution may be executed in any number of counterparts, each of which when executed and delivered (by fax or otherwise) is deemed to be an original, and all of which together constitute one consent resolution in writing.

2.7                          Ordinary Resolution Sufficient.  Unless the Business Corporations Act, the notice of articles or these articles provide otherwise, any action to be take by a resolution of the shareholders may be taken by ordinary resolution.

PART 3 – SHARE CERTIFICATES

3.1                          Form of Certificate.  Subject to the requirements of the Business Corporations Act, every share certificate issued by the Company shall be in such form as the directors approve.

3.2                          Mailing of Certificates.  Any share certificate may be mailed by registered mail, postage prepaid, to the shareholder entitled to that certificate at that shareholder’s registered address and the Company is not liable for any loss occasioned to the shareholder if that share certificate is lost or stolen.  In respect of a share held jointly by several persons, mailing of a certificate for that share to one of several joint holders or to a duly authorized agent of any of the joint holders is sufficient delivery to all.

3.3                          Signature on Certificate.  A share certificate which contains printed or otherwise mechanically reproduced signatures, as may be permitted by the Business Corporations Act, is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that is stated on such certificate to hold the date of the issue of such certificate.

3.4                          Replacement of Lost or Destroyed Certificate.  If a share certificate:

(a)           is worn out or defaced, the directors may, upon production to them of that certificate and upon such other terms, if any, that they determine, order the certificate to be cancelled and issue a new certificate to replace the cancelled certificate;

(b)           is lost, stolen or destroyed, then upon production of proof to the satisfaction of the directors and upon provision of such indemnity and security, if any, that the directors deem adequate, a new share certificate must be issued to the person entitled to the lost, stolen or destroyed certificate.

3.5                          Consolidation of Certificates.  If two or more certificates are surrendered by their registered owner to the Company together with a written request that the Company issue one certificate registered in that registered owner’s name representing the aggregate of the shares represented by the certificates so surrendered, the Company must cancel the certificates so surrendered and issue in their place one certificate in accordance with the request.

3.6                          Fee for Certificates.  There must be paid to the Company in respect of the issue of any certificate pursuant to this Part 3 such amount, if any, as the directors may from time to time determine and which must not exceed the amount prescribed in the Business Corporations Act.

3.7                          Non-Recognition of Trusts.  Except as required by law or statute or these Articles, no person is recognized by the Company as holding any share upon any trust and the Company is not bound by or compelled in any way to recognize (even when having notice of any trust) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety in the shareholder.

3.8                          Central Securities Register. As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

3.9                          Branch Registers.  Subject to the Business Corporations Act, the Company may keep or cause to be kept one or more branch securities registers at such place or places, whether within or outside the Province of British Columbia, as the directors may from time to time determine.

PART 4 – ISSUE, TRANSFER AND TRANSMISSION OF SHARES

4.1                          Directors Authorized to Issue Shares.  Subject to this Part 4 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the issue of shares is under the control of the directors who may issue, otherwise dispose of or grant options on shares authorized but not yet issued at any time, to any person including a director, in the manner, upon the terms and conditions and at the price or for the consideration as the directors, in their absolute discretion, may determine.

4.2                          Transferability and Instrument of Transfer.  Subject to the restrictions, if any, set forth in these Articles, any shareholder may transfer that shareholder’s shares by an instrument in writing executed by or on behalf of that shareholder and delivered to the Company or its transfer agent.  The instrument of transfer of any share of the Company must be in the form, if any, provided on the back of the Company’s form of share certificate or in any other form which the directors may approve.  If the directors so require, each instrument of transfer must be in respect of only one class of shares.

4.3                          Submission of Instruments of Transfer.  Every instrument of transfer must be executed by the transferor and provided to the Company or the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or the transferor’s right to transfer the shares.  If the transfer is registered, the instrument of transfer must be retained by the Company or its transfer agent or registrar.  If the transfer is not registered, the instrument of transfer must be returned to the person depositing it together with the share certificate that accompanied it when tendered for registration.

4.4                          Authority in Instrument of Transfer.  The signature of a shareholder or of that shareholder’s duly authorized attorney on the instrument of transfer authorizes the Company to register the shares specified in the instrument of transfer in the name of the person named in that instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer.  If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person designated in writing by depositing the instrument of transfer with the Company, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer.

4.5                          Enquiry as to Title Not Required.  Neither the Company nor any of its directors, officers or agents is bound to enquire into any title of the transferor of any shares to be transferred and none of them is liable to any person for registering the transfer.

4.6                          Transfer Fee.  There must be paid to the Company in respect of the registration of any transfer such amount, if any, as the directors may from time to time prescribe.

4.7                          Commission or Discount.  Subject to the provisions of the Business Corporations Act, the Company, or the directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares in the Company.

4.8                          Personal Representative Recognized.  Upon the death or bankruptcy of a shareholder, that shareholder’s legal personal representative or trustee in bankruptcy, although not a shareholder, has the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt shareholder if the documents required by the Business Corporations Act have been deposited at the Company’s registered office.  This Article does not apply on the death of a shareholder with respect to shares registered in that shareholder’s name and the name of another person in joint tenancy.

4.9                          Jointly Held Shares.  If there are joint shareholders in respect of a share and in the case of the death or bankruptcy of one of the joint shareholders, the legal personal representative of the deceased or the trustee in bankruptcy of the bankrupt shareholder, as the case may be, and the surviving joint shareholder or shareholders are the only persons recognized by the Company as having any title to or interest in the share so held jointly.

PART 5 – PURCHASE OF SHARES

5.1                          Company Authorized to Purchase its Shares.  Subject to the provisions of this Part 5, the Business Corporations Act and the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the directors:

(a)           purchase any of its shares at the price and upon the terms specified in that resolution; and

(b)           sell any of its shares so purchased but not cancelled at the price and upon the terms specified in that resolution.

5.2                          Redemption of Part of a Class of Shares.  If the Company proposes at its option to redeem some but not all of the shares of any class or series, the directors may by resolution, subject to the special rights or restrictions attached to such shares, decide the manner in which the shares to be deemed shall be selected.

PART 6 – BORROWING POWERS

6.1                          Powers of Directors.  Subject to the Business Corporations Act, the directors may from time to time at their discretion authorize the Company to:

(a)           borrow any amount of money;

(b)           guarantee the repayment of any amount of money borrowed by any person or corporation; and

(c)           guarantee the performance of any obligation of any person or corporation;

and may raise or secure the repayment of any amount of money so borrowed or guaranteed or any obligation so guaranteed in any manner and upon any terms and conditions as they may think fit and in particular and without limiting the generality of the foregoing by the issue of bonds, debentures or other debt obligations or by the granting of any mortgages or other security interest on the undertaking of the whole or any part of the property of the Company, both present and future.

6.2                          Negotiability of Debt Obligations.  The directors may make any bonds, debentures or other debt obligations issued by the Company by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

6.3                          Special Rights on Debt Obligations.  The directors may authorize the issue of any bonds, debentures or other debt obligations of the Company at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the Company and otherwise as the directors may determine at or before the time of issue.

6.4                          Execution of Debt Obligations.  If the directors so authorize or if any instrument under which any bonds, debentures or other debt obligations of the Company are issued so provides any bonds, debentures and other debt obligations of the Company, instead of being manually signed by the directors or officers authorized in that behalf, may have the facsimile signatures of those directors or officers printed or otherwise mechanically reproduced thereon and in either case is as valid as if signed manually and every bond, debenture or other debt obligation so bearing facsimile signatures of directors or officers of the Company must be manually signed, countersigned or certified by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company duly authorized to do so by the directors or the instrument under which such bonds, debentures or other debt obligations are issued.  Notwithstanding that any person whose facsimile signature is so used has ceased to hold the office that he or she is stated on any bond, debenture or other debt obligation to hold at the date of the actual issue of that bond, debenture or other debt obligation, the bond, debenture or other debt obligation is valid and binding on the Company.

PART 7 – GENERAL MEETINGS

7.1                          Location of General Meetings.  Every general meeting must be held at such time and location as the directors may determine.

7.2                          Notice of General Meetings.  Notice of a general meeting must specify the time and location of the meeting and, in case of special business (as described in Part 8), the general nature of that business.

7.3                          Extraordinary General Meetings.  Any general meeting other than an annual general meeting is herein referred to as an extraordinary general meeting.

7.4                          Convening Extraordinary General Meetings.  The directors may, whenever they think fit, convene an extraordinary general meeting for whatever purpose or purposes the directors may determine.

7.5                          Waiver of Notice.  Any person entitled to notice of a general meeting may waive or reduce the period of notice for that meeting in writing or otherwise and may do so before, during or after the meeting.

7.6                          Record Date for Notice.  The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders.  The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months.

7.7                          Failure to Give Notice.  The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting.

7.8                          Postponement.  Where, in accordance with the Business Corporations Act, and any other applicable legislation, the Company has published a notice of a general meeting at which directors are to be elected, the Company may, notwithstanding such notice, postpone the general meeting to a date other than that specified in such notice.  In the event of such postponement, the Company shall publish, in the same manner prescribed for the original notice, a notice of the postponement of the meeting which notice shall include, if the date to which the meeting is postponed is known, the same information as is required by the Business Corporations Act, and any other applicable legislation, to be included in the original notice.  If the date to which the meeting is postponed is not known, the notice of postponement need state only that the meeting is postponed until further notice, provided however that once such date is known, the company shall publish a new notice which shall comply with the Business Corporations Act, and any other applicable legislation.  The date to which any such meeting is postponed shall be deemed to be the date of the meeting for the purpose of complying with any time limitations in respect of general meetings prescribed by the Business Corporations Act, or any other applicable legislation.

7.9                          Notice of Special Business at General Meeting.  If any special business includes the presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by shareholders at a place in the Province of British Columbia specified in that notice during business hours in any working day or days prior to the date of the meeting.

PART 8 – PROCEEDINGS AT GENERAL MEETINGS

8.1                          Special Business.  All business shall be deemed special business which is transacted at:

(a)           an extraordinary general meetings; and

(b)           an annual general meeting other than the consideration of the financial statements and of the reports of the directors and the auditor, fixing or changing the number of directors, the election of directors, the appointment of the auditor, fixing the remuneration of the auditor and such other business as by these articles or the Business Corporations Act may be transacted at a general meeting without prior notice thereof being given to the shareholders or any business which is brought under consideration by the report of the directors.

8.2                          Quorum.  Subject to this Part 8, a quorum for a general meeting is two individuals who are shareholders, proxy holders representing shareholders or duly authorized representatives of corporate shareholders personally present and representing shares aggregating not less than 25% of the issued shares of the Company carrying the right to vote at that meeting.  In the event there is only one shareholder, the quorum is one person personally present and being, or representing by proxy, that shareholder, or in the case of a corporate shareholder, a duly authorized representative of that shareholder.  The directors, the Secretary, the Assistant Secretary, and the solicitor of the Company (and any invitee of the Chair of the Board) shall be entitled to attend any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a member or proxyholder or is otherwise entitled to vote thereat.

8.3                          Requirement of Quorum.  No business other than the election of a chair and the adjournment or termination of the meeting may be transacted at any general meeting unless a quorum is present at the commencement of the meeting but the quorum need not be present throughout the meeting.

8.4                          Lack of Quorum.  If within 30 minutes from the time appointed for a meeting a quorum is not present, the meeting:

(a)           if convened by requisition of the shareholders, must be terminated; and

(b)           in any other case, must stand adjourned to the same day in the next week at the same time and place.

If at the adjourned meeting a quorum is not present within 30 minutes from the time appointed, the shareholder or shareholders present in person, by proxy or by authorized representative is or are a quorum.

8.5                          Chair.  The chair of the Board, if any, or in his or her absence the President or in his absence the Vice-President of the Company, if any, is entitled to act as chair at every general meeting.  Prior to a general meeting at which neither the chair of the Board nor the Company’s President will act as chair, the directors, by resolution, may appoint one of their number or the Company’s solicitor to act as chair of a general meeting.  If at any general meeting the chair of the Board, if any, and the President, if any, are not present within 15 minutes after the time appointed for holding the meeting or if neither is willing to act as chair, and the directors have not previously by resolution appointed one of their number or the Company’s solicitor to act as chair as such meeting, the directors present must choose one of their number or the Company’s solicitor to act as chair.  If no director is present or if all of the directors present and the Company’s solicitor decline to act as chair or if the directors present fail to so choose, the persons present and entitled to vote shall choose one of their number to act as chair.

8.6                          Solicitor May Act as Chair.  Notwithstanding article 8.5, with the consent of the meeting, which consent may be expressed by the failure of any person present and entitled to vote to object, the solicitor of the Company may act or chair at the meeting.

8.7                          Adjournments.  The chair of the meeting may, with the consent of any meeting at which a quorum is present and must, if so directed by the meeting, adjourn the meeting from time to time and from place to place.  No business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.  If a meeting is adjourned for 30 days or more, notice, but not the advance notice otherwise required with respect to the election of directors, of the adjourned meeting must be given as in the case of a general meeting.  It is otherwise not necessary to give any notice of an adjourned meeting or of the business to be transacted at any adjourned meeting.

8.8                          Voting.  Every question submitted to a general meeting must be decided:

(a)           if a ballot is demanded by a shareholder or proxy holder entitled to vote at the meeting or is directed by the chair, by ballot; or

(b)           in any other case, by a show of hands or by any other manner that adequately discloses the intentions of the shareholders or proxy holders.

The chair must declare to the meeting the decision on every question in accordance with the result of the ballot, the show of hands or the other manner that adequately disclosed the intentions of the shareholders or proxy holders and that decision must be entered in the minute book of the Company.  A declaration of the chair that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the minute book of the Company is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

8.9                          Resolution Need Not Be Seconded.  No resolution proposed at a meeting need be seconded and the chair of any meeting is entitled to move or second a resolution.

8.10                        Casting Vote.  In case of an equality of votes upon a resolution, whether on a show of hands or by ballot or any other manner, the chair does not have a casting vote but shall only vote the votes to which he or she may be entitled as a shareholder or proxyholder.

8.11                        Manner of Taking Ballot.  If a ballot is duly demanded it must be taken at once or in the manner the chair of the meeting directs.  A demand for a ballot may be withdrawn.  In the case of any dispute as to the admission or rejection of a vote the chair must conclusively determine in good faith whether that vote is admitted or rejected.

8.12                        Splitting Votes.  On a ballot, a shareholder entitled to more than one vote need not, if that shareholder votes, use all that shareholder’s votes or cast all the votes that shareholder uses in the same way.

8.13                        Demand for Ballot Not to Prevent Continuance of Meeting.  The demand for a ballot does not prevent the continuance of a meeting for the transaction of any business other than the question on which a ballot has been demanded.

8.14                        Retention of Ballots and Proxies.  The Company must, for at least three months after a meeting of shareholders, keep each ballot cast and each proxy voted at the meeting and, during the period, make them available for inspection during statutory business hours by any shareholder or proxy holder entitled to vote at the meeting.  At the end of the three-month period, the Company may destroy such ballots and proxies.

8.15                        Polls.  No poll may be demanded on the election of a meeting chair.  A poll demanded on a question of adjournment shall be taken forthwith.  A poll demanded on any other question shall be taken as soon as, in the opinion of the chair, reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the chair of the meeting directs.  When the result of a poll indicates that a particular motion has carried by the requisite majority or failed, that result shall be deemed to be the result of the meeting at which the pool was demanded, taken at the time of such meeting, and such result shall be entered in the book of proceedings of the Company, which entry, following destruction of the ballots cast on the poll, shall be conclusive evidence of such result.  The demand for a poll shall not, unless the chair so rules, prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

PART 9 – VOTES OF SHAREHOLDERS

9.1                          Number of Votes Per Share or Shareholder.  Subject to any special rights or restrictions attached to any share contained in these Articles, on a show of hands every shareholder entitled to vote present in person, by proxy or by authorized representative has one vote and on a ballot every shareholder entitled to vote on that ballot has one vote for every whole share held by that shareholder and a fractional vote in proportion to any fraction of a share held by that shareholder.

9.2                          Votes of Persons in Representative Capacity.  A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a ballot, and may appoint a proxy holder to act at the meeting if, before doing so, the person satisfies the chair of the meeting or the directors that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

9.3                          Votes by Joint Holders.  If there are joint shareholders registered in respect of any share, any one of the joint shareholders may vote at any meeting in person, by proxy or by authorized representative in respect of the share as if that joint shareholder were solely entitled to it.  If more than one of the joint shareholders is present at any meeting in person, by proxy or by authorized representative, the joint shareholder so present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share.  For the purpose of this Part 9, two or more executors or administrators of a deceased shareholder in whose sole name any share stands are deemed joint shareholders.

9.4                          Representative of a Corporate Shareholder.  If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint, by an instrument in writing, a person to act as its authorized representative at any meeting of shareholders of the Company, and:

(a)           for that purpose, the instrument appointing the authorized representative must:

(i)            be received at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, not less than 48 hours before the time for holding the meeting; or

(ii)           be deposited with the chair of the meeting, or to a person designated by the chair of the meeting, prior to the commencement of the meeting;

(b)           if an authorized representative is appointed under this Part 9:

(i)            the authorized representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the authorized representative represents as that corporation could exercise if it were a shareholder who is an individual including, without limitation, the right to appoint a proxy holder; and

(ii)           the authorized representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

An instrument appointing an authorized representative of a corporation must be in writing signed by a duly authorized person on behalf of that corporation and must be sent to the Company.

9.5                          Shareholder of Unsound Mind.  A shareholder of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court.  Evidence of the appointment of any such committee, curator bonis or other person shall be demonstrated by presenting to the chair of the meeting, prior to commencement of the meeting, a notarially certified copy of the court order by which he was appointed and by presenting evidence acceptable to the chairman that he is the person named in the order as the appointee.  In the absence of such evidence, the chair shall determine whether or not any such committee, curator bonis or other person shall be entitled to attend and vote at the meeting and such determination made in good faith shall be final and conclusive.

9.6                          Proxy of Shareholder of Unsound Mind.  A committee, curator bonis or other person appointed in respect of a member of unsound mind and entitled to vote as aforesaid may appoint a proxyholder.

9.7                          Appointment of Proxy Holders.  A shareholder holding more than one share in respect of which that shareholder is entitled to vote at a general meeting is entitled to appoint one or more, but not more than five, proxy holders to attend, act and vote for that shareholder at the general meeting and in so doing that shareholder must specify the number of shares that each proxy holder is entitled to vote.

9.8                          Execution of Proxy Instrument.  A proxy must be in writing signed by the appointor or the appointor’s attorney or, if the appointor is a corporation, by the authorized representative or a duly authorized person on behalf of that corporation.

9.9                          Qualification of Proxy Holder.  A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(a)           the person appointing the proxy holder is a corporation or an authorized representative of a corporation appointed under this Part 9;

(b)           the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(c)           the Company, by a resolution of the directors, permits the proxy holder to attend and vote at the meeting.

9.10                        Deposit of Proxy.  A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy of such power of attorney or other authority must be deposited at the registered office of the Company, excluding Saturdays and holidays, or at such other place as is specified for that purpose in the notice calling the meeting not less than 48 hours, excluding Saturdays and holidays, before the time for holding the meeting at which the person named in the proxy proposes to vote or must be deposited with the chair of the meeting, or with a person designated by the chair of the meeting, prior to the commencement of the meeting.  In addition to any other method of depositing proxies provided for in these Articles, the directors may from time to time make regulations:

(a)	permitting the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held;

(b)

providing for particulars of those proxies to be sent in writing or by fax, e-mail or any other method of transmitting legibly recorded messages before a meeting or an adjourned meeting to the Company or any agent of the Company for the purpose of receiving those particulars; and

(c)	providing that particulars of those proxies may be voted as though the proxies themselves were produced to the chair of the meeting or of the adjourned meeting as required by this Article.

Votes given in accordance with proxies and particulars of proxies so deposited are valid and counted.

9.11                        Validity of Proxy Vote.  A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death, bankruptcy or incapacity of the shareholder or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, provided that prior to the meeting no notice in writing of such death, bankruptcy, incapacity, revocation or transfer has been received at the registered office of the Company or by the chair of the meeting or of the adjourned meeting at which the vote was given.

9.12                        Form of Proxy.  A proxy appointing a proxy holder must be in the following form or in any other form that the directors approve:

(Name of Company)

The undersigned hereby appoints
or failing him or her

as proxy holder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the Company to be held on the          day of                               ,         , and at any adjournment of that meeting.

Signed this          day of                               ,         .

(Signature of Shareholder)

9.13                        Revocation of Proxy.  Subject to this Part, every proxy may be revoked by an instrument in writing that is received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used or deposited with the chair of the meeting, or with a person designated by the chair of the meeting, prior to the commencement of the meeting.

9.14                        Revocation of Proxy Will Be Signed.  An instrument to revoke a proxy must be signed as follows:

(a)           if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)           if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by a duly authorized person on behalf of the corporation or by the authorized representative appointed for the corporation under this Part 9.

9.15                        Spoiled Form of Proxy.  The chair of a meeting shall determine whether or not a proxy, deposited for use at such meeting, which may not strictly comply with the requirements of the form of proxy as set out in these articles as to form, execution, accompanying documentation, time of filing or otherwise shall be valid for use at such meeting and any such determination made in good faith shall be final and conclusive.

PART 10 – DIRECTORS

10.1                        General Authority.  Subject to these Articles, the directors may exercise all powers and do all acts and things as the Company is by the Business Corporations Act, these Articles or otherwise authorized to exercise and do and which are not by these Articles, by statute or otherwise lawfully directed or required to be exercised or done by the Company by unanimous resolution, special resolution or ordinary resolution.

10.2                        Number of Directors.  The number of directors may be determined by ordinary resolution.  The number of directors may be changed from time to time by ordinary resolution whether previous notice of that ordinary resolution has been given or not.  If at any time the Company becomes a public company and the number of directors fixed pursuant to these Articles is less than three, then the number of directors is deemed to have been increased to three.

10.3                        Directors’ Acts Valid Despite Vacancy.  An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

10.4                        Qualification of Directors.  A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

10.5                        Remuneration and Expenses of Directors.  The remuneration of the directors as such may from time to time be determined by the directors.  Any remuneration of a director is in addition to any salary or other remuneration paid to him or her as an officer or employee of the Company.  Every director must be repaid such reasonable expenses as he or she may incur in and about the business of the Company.  Other than remuneration for professional services described in this Part 10, if any director performs any services for the Company that in the opinion of the directors are outside the ordinary duties of a director or if he or she is specifically occupied in or about the Company’s business other than as a director, he or she may be paid a remuneration to be fixed by the directors.  The remuneration so fixed may be either in addition to or in substitution for any other remuneration that he or she may be entitled to receive and the additional remuneration may be charged as part of ordinary working expenses of the Company.  Unless otherwise determined by ordinary resolution, the directors may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company, to his or her spouse or dependants and they may also make any contributions to any fund and pay premiums for the purchase or provision of any gratuity, pension or allowance in respect of that director.

10.6                        Right to Office and Contract with Company.  A director may hold any office or place of profit in the Company, other than auditor, in conjunction with his or her office of director for the period and on such terms as the directors may determine.  Subject to compliance with the Business Corporations Act, no director or intended director is disqualified by his or her office from contracting with the Company with regard to his or her tenure of office or place of profit or as vendor, purchaser or otherwise.

10.7                        Director Acting in Professional Capacity.  Any director may act by him or herself or his or her firm in a professional capacity for the Company and he or she or his or her firm is entitled to remuneration for professional services as if he or she were not a director.

10.8                        Alternate Directors.  Any director may from time to time appoint any person who is approved by resolution of the directors to be his or her alternate director provided that approval is not required if a director is appointed alternate director for another director.  The appointee, while he or she holds office as an alternate director, is entitled to notice of meetings of the directors and, in the absence of the director for whom he or she is an alternate, to attend and vote at meetings as a director and is not entitled to be remunerated otherwise than out of the remuneration of the director appointing him or her.  Any director may make or revoke an appointment of his or her alternate director by notice in writing sent to the Company.  A person may act as an alternate for more than one director at any given time and a director may act as an alternate director for any other director.  No person may act as an alternate director unless that person qualifies under the Business Corporations Act to act as a director of the Company.  Every alternate director, if authorized by the notice appointing him or her, may sign any consent resolution in place of the director appointing him or her.

10.9                        Appointment of Attorney.  The directors may from time to time, by power of attorney, appoint any person to be the attorney of the company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these articles and excepting the powers of the directors relating to the constitution of the Board any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such appointment may be made in favour of any of the directors or any of the members of the Company or in favour of any corporation, or any of the shareholders, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit.  Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

10.10                      Interested Directors.  A director who is, in any way, directly or indirectly, interested in a proposed contract or transaction with the Company shall be counted in the quorum at any meeting of the directors at which the proposed contract or transaction is approved.

10.11                      Interested Director may be Director of Other Corporation.  A director may be or become a director or other officer or employee of or otherwise interested in, any other corporation or firm, whether or not the Company is interested therein as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, such director shall not be accountable to the Company for any remuneration or other benefits received by him as a director, officer or employee or, or from his interest in, such other corporation or firm.

PART 11 – ELECTION, APPOINTMENT AND REMOVAL OF DIRECTORS

11.1                        Election and Appointment.  The shareholders may elect or appoint directors at any time and from time to time. Sixty-days prior written notice must be provided to the Company for any proposed non-management nomination to the Board.

11.2                        Elections and Appointments at Annual General Meetings.  At each annual general meeting all the directors retire and the shareholders must elect or appoint a Board of Directors consisting of the number of directors for the time being fixed pursuant to Part 10.  Any retiring director is eligible for re-election or re-appointment.  If the holding of an annual general meeting of the Company is deferred or waived by a unanimous resolution of all shareholders entitled to vote at the annual general meeting, each director in office on the annual reference date selected in the unanimous resolution continues to be a director until the next annual reference date unless that director retires or is removed prior to the next annual reference date.

11.3                        Filling a Casual Vacancy.  The directors may at any time and from time to time appoint any person as a director to fill a casual vacancy among the directors or a vacancy resulting from an increase of the number of directors.

11.4                        Power to Appoint Additional Directors.  Between successive annual general meetings, the directors have the power to appoint one or more additional directors but not more than one-third the number of directors elected or appointed at the last annual general meeting at which directors were elected or appointed.  Any director so appointed may hold office only until the next following annual general meeting of the Company but is eligible for election at such meeting and, so long as he or she is an additional director, the number of directors is increased accordingly.

11.5                        Removal of Directors.  If a director is convicted of an indictable offence or ceases to be qualified to act as a director of the Company and does not promptly resign, the Company may remove the director before the expiration of the director’s term of office by a resolution of the directors.  The Company may otherwise remove a director before the expiration of the director’s term of office by an ordinary resolution of the shareholders.

PART 12 – PROCEEDINGS OF DIRECTORS

12.1                        Meetings and Quorum.  The directors may hold meetings as they think fit for the dispatch of business and may adjourn and otherwise regulate their meetings and proceedings as they think fit.  The directors may from time to time fix the quorum necessary for the transaction of business and unless so fixed the quorum is a majority of the Board.

12.2                        Chair.  The chair of the Board, if any, of the Company is entitled to act as chair of every meeting of the Board but if at any meeting the chair of the Board, if any, is not present within 15 minutes after the time appointed for holding the meeting, or if the chair of the Board is not willing to act as chair, the directors present must choose one of their number to act as chair.

12.3                        Call and Notice of Meetings.  A director may at any time call a meeting of the directors.  Reasonable notice specifying the time and place of that meeting shall be personally given or sent to each director by mail, postage prepaid, addressed to each director’s address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, fax or any method of transmitting legibly recorded messages.  It is not necessary to give to any director notice of a meeting of directors immediately following a general meeting at which that director has been elected or notice of a meeting of directors at which that director was appointed.

12.4                        Validity of Meeting Despite Failure to Give Notice.  The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director does not invalidate any proceedings at that meeting.

12.5                        Meeting Participation.  A director may participate in a meeting of the directors or of any committee of the directors by video conference or telephone if all directors participating in the meeting, whether by video conference or telephone or in person, are able to communicate with each other.  If all the directors consent, a director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than video conference or telephone if all directors participating in the meeting are able to communicate with each other.  A director who participates in a meeting by a communications medium other than video conference or telephone is deemed to have agreed to participate by the other communications medium.  A director who participates in a meeting by video conference, telephone or other communications medium is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and must be counted in the quorum for and is entitled to communicate and vote at that meeting.

12.6                        Competence of Quorum.  The directors at a meeting at which a quorum is present are competent to exercise all or any of the authorities, powers and discretions for the time being vested in or exercisable by the directors.

12.7                        Committees.  The directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the directors may determine.  Every committee so constituted has the authorities, powers and discretions that may be delegated to it by the directors and must act in accordance with any regulations that the directors may impose upon it.

12.8                        Validity of Meeting if Directorship Deficient.  All acts done by any director or by any member of a committee constituted by the directors, notwithstanding that it is discovered afterwards that there was some defect in the appointment of any person so acting or that he or she was disqualified, are valid.

12.9                        Majority Rule .  Questions arising at any meeting of the directors must be decided by a majority of votes.  The chair shall not have a second and casting vote.

12.10                      Resolutions in Writing.  A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, signed by all of the Directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held.  Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing.  Such resolution shall be filed with the minutes of the proceedings of Directors and shall be effective on the dates dated thereon on the latest dated on any counterpart.

PART 13 – OFFICERS

13.1                        Appointment of Officers.  The directors may appoint officers of the Company and may specify their duties.  Any individual may be appointed to any office of the Company.  Any person appointed Chairman shall be a director.  Two or more offices of the Company may be held by the same individual.

PART 14 – DIVIDENDS

14.1                        Declaration of Dividends.  Subject to the Business Corporations Act and the rights, if any, of shareholders holding shares with special rights and restrictions, the directors may declare dividends and fix the date of record and the date for payment of any dividend.  No date of record for any dividend may precede the date of payment of that dividend by more than the maximum number of days permitted by the Business Corporations Act.  No notice need be given of the declaration of any dividend.  If no valid date of record is fixed, the date of record is deemed to be the same date as the date of payment of the dividend.

14.2                        Dividend Bears No Interest.  No dividend may bear interest against the Company.

14.3                        Payment in Specie.  The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares or bonds, debentures or other debt obligations of the Company or in any one or more of those ways and if any difficulty arises in regard to the distribution the directors may settle the difficulty as they think fit.  The directors may fix the value for distribution of specific assets and may vest any of those specific assets in trustees upon such trusts for the persons entitled to those specific assets as the directors think fit.

14.4                        Fractional Interests.  Notwithstanding the provisions of this Part 14, if any dividend results in any shareholder being entitled to a fraction of a share, bond, debenture or other debt obligation of the Company, the directors may pay that shareholder the cash equivalent in place of that fraction of a share, bond, debenture or other debt obligation.  The directors may arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of fractions of shares, bonds, debentures or other debt obligations of the Company on behalf of shareholders entitled to them.

14.5                        Payment of Dividends.  Any dividend payable in cash by the Company may be paid by cheque mailed to the registered address of the shareholder or in the case of joint shareholders to the registered address of the joint shareholder first named in the central securities register or to such person or to such address as any shareholder may direct in writing.  Every cheque must be made payable to the order of the person to whom it is sent and in the case of joint shareholders to those joint shareholders.

14.6                        Receipt by Joint Shareholders.  If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

PART 15 – ACCOUNTING RECORDS AND AUDITORS

15.1                        Accounts to be Kept.  The directors must cause accounting records to be kept as necessary to properly record the financial affairs and condition of the Company and to comply with the provisions of statutes applicable to the Company.

15.2                        Location of Accounts.  The directors must determine the place at which the accounting records of the Company must be kept and those records must be open to the inspection of any director during the statutory business hours of the Company.

15.3                        Inspection by Shareholder.  Unless the directors determine otherwise, or unless otherwise determined by an ordinary resolution, no shareholder of the Company shall be entitled to inspect the accounting records of the Company.

15.4                        Remuneration of Auditors.  The directors may set the remuneration of any auditor of the Company.

PART 16 – SENDING OF RECORDS

16.1                        Manner of Sending Records.  Unless the Business Corporations Act requires otherwise, a record may be sent:

(a)           to the Company by delivery or mail to the Company at the delivery address or mailing address of its registered office or by fax or e-mail to a fax number or e-mail address specified by the Company for that purpose;

(b)           to a director by delivery or mail to the director at the prescribed address of that director or by fax or e-mail to the fax or e-mail address specified for that purpose by the director;

(c)           to a shareholder by delivery or mail to the shareholder at the registered address of that shareholder or by fax or
e-mail to the fax or e-mail address specified for that purpose by the shareholder; or

(d)           to the person entitled to a share in consequence of the death or bankruptcy of a shareholder by delivery or mail or by fax or e-mail to that person at the address specified for that purpose by the person so entitled and until that address, fax number or e-mail address has been so specified, the record may be sent in any manner in which it might have been sent if the death or bankruptcy had not occurred.

16.2                        Sending to Joint Holders.  A record may be sent by the Company to joint shareholders in respect of a share registered in their names by sending the record to the joint shareholder first named in the central securities register in respect of that share.

16.3                        Notice to Trustees.  A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)           mailing the record, addressed to such person:

(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)           if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

16.4                        Date Record Deemed Received.  If a record is sent by mail, postage prepaid, that record is deemed to have been received on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.  If a record is sent by fax, e-mail or any other manner of transmitting visually recorded messages, that record is deemed to have been received on the day it is sent if received before or during statutory business hours that day and is deemed to have been received on the day, Saturdays and holidays excepted, following the date it is sent if received after statutory business hours or on a Saturday or holiday.

PART 17 – NOTICES

17.1                        Minimum Number of Days.  Notice of a general meeting must be sent to all shareholders holding shares that carry the right to vote at general meetings at least 14 days before the general meeting.  Notice of a class or series meeting must be sent to all shareholders holding shares of that class or series at least 14 days before the class or series meeting.

17.2                        Persons to Receive Notice.  Notice of every general meeting must be sent to:

(a)           every shareholder holding a share or shares carrying the right to vote at that meeting on the record date or, if no record date was established by the directors, on the date the notice is sent;

(b)           the personal representative of a deceased shareholder if entitled to notice by the Business Corporations Act;

(c)           the trustee in bankruptcy of a bankrupt shareholder if entitled to notice by the Business Corporations Act;

(d)           every director; and

(e)           the auditor, if any.

No other person is entitled to receive notices of general meetings.

17.3                        Manner of Sending Notice.  Any notice required or permitted by the Business Corporations Act, the regulations or these articles to be sent by or to a person may be sent in any manner prescribed for the sending of a record by the Business Corporations Act, the regulations or these articles and the provisions of section 6 and 7 of the Business Corporations Act shall apply to such notice as if such notice were a record as defined in the Interpretation Act of British Columbia.

PART 18 – EXECUTION OF DOCUMENTS

18.1                        Seal Optional.  The directors may provide a common seal for the Company and may provide for its use.  The directors have power to destroy the common seal and may provide a new common seal.

18.2                        Official Seal.  The directors may provide for use in any other province, state, territory or country an official seal that must have on its face the name of the province, state, territory or country where it is to be used.

18.3                        Affixing of Seal to Documents.  The directors must provide for the safe custody of each of the Company’s seals, if any, which shall not be affixed to any instrument except by the authority of a resolution of the directors and by such person or persons as may be prescribed in and by that resolution and the person or persons so prescribed must sign every instrument to which the seal of the Company is affixed in his, her or their presence, provided that a resolution directing the general use of a seal, if any, may at any time be passed by the directors and applies to the use of that seal until countermanded by another resolution of the directors.  In the absence of any resolution so authorizing the use of any seal, any seal of the Company may be affixed to any document that requires the seal of the Company in the presence of all the directors.

PART 19 – INDEMNIFICATION

19.1                        Definitions.   In this Part 19:

(a)           “associated corporation” means a corporation or entity that

(i)            is or was an affiliate of the Company;

(ii)           is a corporation, other than the Company, for which the eligible party is or was a director, alternate director or officer, at the request of the Company, or

(iii)          is a partnership, trust, joint venture or other unincorporated entity for which the eligible party holds or held a position equivalent to that of a director or officer at the request of the Company;

(b)           “eligible party” means a person who is or was a director, alternate director or officer of the Company;

(c)           “eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(d)           “eligible proceeding” means a proceeding in which an eligible party or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director, alternate director or officer or holding or having held a position equivalent to that of a director, alternate director or officer of the Company or an associated corporation

(i)            is or may be joined as a party, or

(ii)           is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(e)           “expenses” includes costs, charges and expenses, including legal and other fees, but does not include judgments, penalties, fines or amounts paid in settlement of a proceeding;

(f)            “proceeding” includes any legal proceeding or investigative action, whether current, threatened, pending or completed.

19.2                        Mandatory Indemnification of Eligible Parties.  To the extent the Company is not so prohibited by the Business Corporations Act, the Company must indemnify each eligible party and the heirs and legal personal representatives of each eligible party against all eligible penalties to which each eligible party is or may be liable, and the Company must, after the final disposition of an eligible proceeding pay the expenses actually and reasonably incurred by each eligible party in respect of that proceeding.  Each eligible party is deemed to have contracted with the Company on the terms of the indemnity contained in this Part 19.

19.3                        Non-Compliance with Business Corporations Act.  The failure of each eligible party to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

19.4                        Advance Expenses.  Unless prohibited by applicable law or court order, the Company must pay, as they are incurred, in advance of the final disposition of an eligible proceeding, the expenses actually and reasonably incurred by an eligible party in respect of the eligible proceeding provided that the Company shall not make such payments unless the Company first receives from the eligible party a written undertaking that, if it is ultimately determined that the payment of expenses is prohibited by applicable law, the eligible party must repay the amounts advanced.

19.5                        Indemnity Restricted.  Despite any other provision of this Part 19, the Company is not obliged to make any payment that is prohibited by the Business Corporations Act or by court order in force at the date the payment is made.

19.6                        Company May Purchase Insurance.  The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)           is or was serving as a director, alternate director or officer of the Company;

(b)           is or was serving as a director, alternate director or officer of any associated corporation; or

(c)           at the request of the Company, holds or held a position equivalent to that of a director or officer of a partnership, trust, joint venture or other unincorporated entity against any liability incurred by him or her in such equivalent position.

PART 20 – AUTHORIZED SHARE STRUCTURE

20.1                        Described in Notice of Articles.  The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

PART 21 – RESTRICTIONS ON BUSINESS OR POWERS

21.1                        No Restrictions.  There are no restrictions on the business to be carried on or the powers to be exercised by the Company.

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